Exhibit 10.3

Assignment and Acceptance Agreement
Dated as of November 5, 2021
Section 1.
Class A1 Commitment assigned:    $166,120,700.85
Class A2 Commitment assigned:    $50,351,413.89
Assignor’s remaining Commitment:    $0
Principal allocable to Class A1 Commitment assigned:    $140,113,073.17
Principal allocable to Class A2 Commitment assigned:    $42,459,041.57
Assignor’s remaining principal:    $0
Interest and unused fees (if any) allocable to Class A1 principal assigned:    $527,944.62
Interest and unused fees (if any) allocable to Class A2 principal assigned:    $385,377.41
Premium payable in respect of Class A1 Commitment assigned:    $1,401,130.73
Premium payable in respect of Class A2 Commitment assigned:    $424,590.42
Total agreed consideration:    $185,311,157.92

Section 2.
Effective Date of this Assignment and Acceptance Agreement: November 5, 2021 (the “Effective Date”)
This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date and is entered into by and between CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Assignor”) and Sinclair Broadcast Group, Inc. (the “Assignee”). Upon execution and delivery of this Assignment and Acceptance Agreement by the Assignee and the Assignor and the satisfaction of the other conditions to assignment specified in Section 13.03 of the Agreement (as defined below), from and after the Effective Date specified above, the Assignee shall become a party to, and, to the extent of the rights and obligations thereunder being assigned to it pursuant to this Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender under that certain Amended and Restated Loan and Security Agreement, dated as of June 24, 2021 among Diamond Sports Finance SPV, LLC, Diamond Sports Net, LLC (f/k/a Fox Sports Net, LLC), as Initial Servicer, the Lenders party thereto, Credit Suisse AG, New York Branch, as Administrative Agent and Wilmington Trust, National Association, as Collateral Agent, Paying Agent and Account Bank (as amended, supplemented or otherwise modified from time to time, the “Agreement”). The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.
For an agreed consideration (as specified in greater detail above including in respect of the agreed upon premium payable), the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Agreement, as of the Effective Date (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amounts identified above of all of such outstanding rights and obligations of the Assignor under the credit facility identified above and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

ASSIGNOR:         CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

         By: /s/ Enrique Flores Ruiz
         Name: Enrique Flores Ruiz
         Title: Authorized Signatory

         By: /s/ Jonathan Boltuch
         Name: Jonathan Boltuch
         Title: Authorized Signatory

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

ASSIGNEE:         SINCLAIR BROADCAST GROUP, INC.

         By: /s/ Christopher Ripley
         Name: Christopher Ripley
         Title: President
         10706 Beaver Dam Road
        Hunt Valley, MD 21030

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

Accepted as of date first above written:
CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent
By: /s/ Enrique Flores Ruiz
Name: Enrique Flores Ruiz
Title: Vice President
By: /s/ Jonathan Boltuch
Name: Jonathan Boltuch
Title: Vice President

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

DIAMOND SPORTS FINANCE SPV, LLC,
as Borrower
By: /s/ Steve Rosenberg
Name: Steve Rosenberg
Title: President
[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

Annex 1

DIAMOND SPORTS FINANCE SPV, LLC

LOAN AND SECURITY AGREEMENT

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE
1.    Representations and Warranties.
1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents, (iii) the financial condition of the Borrower, any of the Subsidiaries or other Affiliates of the Borrower or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, any of the Subsidiaries or other Affiliates of the Borrower or any other Person of any of their respective obligations under any Transaction Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (ii) it is an Eligible Assignee under the Agreement and satisfies the requirements, if any, specified in the Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Agreement, together with copies of the most recent financial statements delivered thereunder, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Administrative Agent or any other Lender and (v) attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on any Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and

Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.